UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27781	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Fellowship Road, Suite #D-406 Mt. Laurel, NJ 08054
(Address of Principal Executive Offices) (Zip Code)

(475) 755-1005

Registrant’s telephone number, including area code

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement – Note and Registration Rights Agreement

On December 16, 2025, United Health Products, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Alumni Capital LP, a Delaware limited partnership (“Alumni”), pursuant to which Alumni made a loan to the Company, evidenced by a senior convertible promissory note in the principal amount of $289,821 (the “Note”). The Company received net proceeds of $250,000 at closing. Pursuant to the terms of the Note, all accrued and unpaid interest at the rate of 15% per annum and any outstanding principal, subject to adjustment, is required to be paid on or before December 31, 2026.

The Note is offered in reliance on Section 4(a)(2) of Securities Act of 1933, as amended (the “Securities Act”) and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, as applicable.

Upon the occurrence and during the continuation of any Event of Default (as defined in the Note), the Note shall become immediately due and payable and the Company will be obligated to pay to Alumni, in full satisfaction of its obligations, an amount equal to the then outstanding principal amount of the Note, plus accrued and unpaid default interest, if any. Furthermore, Alumni may convert the outstanding unpaid principal amount of the Note (along with any interest, penalties, and all other amounts owed under the Note) into restricted shares (the “Conversion Shares”) of the Company’s common stock at the Conversion Price of $0.06 per share (subject to certain adjustments upon an Event of Default or otherwise as set forth in the Note). Pursuant to the terms of the Note, Alumni has agreed to limit the amount of common stock received to less than 9.99% of the Company’s total outstanding common stock. The Company agreed to reserve  shares of common stock equal to not less than the lower of 20,000,000, or 150% of the maximum number of, Conversion Shares issuable upon conversion of the Note (assuming for purposes hereof that (x) the Note is convertible at the Conversion Price as of the date of closing and (y) any such conversion shall not take into account any limitations on the conversion of the Note set forth in the Note).

In connection with the Securities Purchase Agreement, the Company entered into a registration rights agreement, dated as of December 16, 2025 (the “Registration Rights Agreement”), pursuant to which the Company agreed to file the initial resale registration statement on Form S-1, by no later than January 15, 2026, to register the resale of the shares of the Company’s common stock underlying the Note.

Any Market Purchase Agreement – Warrant

On December 16, 2025, the Company entered into an Any Market Purchase Agreement (“AMPA”) with Alumni, whereby the Company has the right, but not the obligation, to sell to Alumni, and Alumni is obligated to purchase, up to an aggregate of $4,000,000 (the “Commitment Amount”) of shares of the Company’s common stock (the “Shares”), in a series of purchases. The term of the AMPA is through the earlier of (i) December 31, 2027, (ii) the date on which Alumni shall have purchased the Shares pursuant to the AMPA for an aggregate purchase price of the Commitment Amount, and (iii) the date on which the Company’s common stock ceases trading on an Eligible Market (as defined in the AMPA).

During the term of the AMPA, the Company may at its election, by written notice to Alumni (each a “Purchase Notice”), cause Alumni to make a series of purchases of Shares, either (x) up to $250,000 of shares of common stock (or up to $4,000,000 upon mutual written agreement between the Company and Alumni) at the lowest two (2) volume-weighted average prices of the Company’s common stock on the principal market (“VWAP”) for its common stock for the five (5)  previous Trading Days (as defined in the AMPA), multiplied by 90%. The Company expects to consider market conditions, the trading price of its common stock, and the availability of other sources of financing when determining whether to make sales under the AMPA.

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The issuance of the Shares will be made pursuant to exemptions from the registration requirement of the Securities Act, provided by Section 4(a)(2) of the Securities Act and Regulation D under the Securities Act and the rules and regulations promulgated thereunder, or upon such other exemption from the registration requirements of the Securities Act as may be available.

Pursuant to the AMPA, the Company must (i) file or confidentially submit with the Securities and Exchange Commission (the “SEC”), not later than January 15, 2026, a registration statement on Form S-1 covering the offering and sale of 20,000,000 shares of its common stock, (ii) use commercially reasonable efforts to cause the SEC to declare the registration statement effective within 120 days after date of the Purchase Agreement and (iii) register the Shares on Form S-3 as soon as such form is available.

In consideration for Alumni’s execution and performance under the AMPA, the Company issued to Alumni a purchase warrant dated December 16, 2025, for a term of five (5) years (the “Commitment Warrant”), to purchase up to 3,484,321 shares of the Company’s common stock at a price per share of $0.075 per share, subject to certain adjustments as set forth in the Commitment Warrant.

The foregoing descriptions above are only a summary of the material provisions of the Note, Commitment Warrant, Securities Purchase Agreement, Registration Rights Agreement, and AMPA and are each qualified in their entirety by reference to the copies of the Note, Commitment Warrant, Securities Purchase Agreement, Registration Rights Agreement, and AMPA which are filed as Exhibits 4.1, 4.2, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Convertible Promissory Note, dated December 16, 2025, by and between Company and Alumni Capital LP
4.2	Form of Common Stock Purchase Warrant, dated December 16, 2025
10.1	Securities Purchase Agreement, dated December 16, 2025, by and between the Company and Alumni Capital LP
10.2	Registration Rights Agreement, dated December 16, 2025, by and between Company and Alumni Capital LP
10.3	Any Market Purchase Agreement, dated December 16, 2025, by and between Company and Alumni Capital LP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Health Products, Inc.

Dated: December 22, 2025	By:	/s/ Brian Thom
Brian Thom Chief Executive Officer

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